MUTUAL FUND SERIES TRUST

Catalyst IPOX Allocation Fund (the “Fund”)
Class A: OIPAX Class C: OIPCX Class I: OIPIX

September 11, 2019

The information in this supplement amends certain information contained in the effective Prospectus dated November 1, 2018, and as supplemented January 31, 2019; and the Summary Prospectus for the Fund, dated November 1, 2018.

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The following changes are expected to take place on or about November 1, 2019:

•	The Fund’s name will be changed to the Catalyst Enhanced Core Fund.
•	The Fund will implement material changes to its investment strategy. The Fund’s revised strategies and risks will be set forth in a new prospectus, summary prospectus and SAI dated on or about November 1, 2019.

•	In connection with the material changes to the Fund’s investment strategies, Catalyst Capital Advisors LLC (“Catalyst”) is reducing its management fee from 1.50% to 0.99%. In addition, the Fund’s existing expense limitation agreement with Catalyst providing for the waiver of fees and/or reimbursement of expenses of the Fund by Catalyst to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) (“Net Expenses”) at 2.02%. 2.77% and 1.77% for Class A shares, Class C shares and Class I shares, respectively, will expire on October 31, 2019. A new expense limitation agreement will go into effective following the expiration of this agreement. The new expense limitation agreement provides for the waiver of fees and/or reimbursement of expenses of the Fund by Catalyst to the extent necessary to limit Net Expenses to 1.49%. 2.24% and 1.24% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020.

In addition, effective November 10, 2019, Fund’s investment policy to invest “at least 80% of its net assets (plus borrowings, if any) in the common stocks of companies listed on the IPOX U.S. 100 Index (“Index”) and newly listed initial public offerings of U.S. companies” will no longer be in effect.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2018, and the Prospectus Supplement dated January 31, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17645 Wright Street Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.